Exhibit 21
SUBSIDIARIES OF THE REGISTRANT
     Unless otherwise indicated, all of the voting securities of these subsidiaries are directly or indirectly owned by the registrant. Where the name of the subsidiary is indented, the voting securities of such subsidiary are owned directly by the company under which its name is indented.

State / Country of
Name	Country Name	Incorporation
American Express Company	United States	New York
56th Street AXP Campus LLC	United States	Arizona
American Express Austria Bank GmbH	Austria	Austria
American Express Bank LLC	Russian Federation	Russia
American Express Bank Ltd. S.A.	Argentina	Argentina
American Express Banking Corp.	United States	Arizona
American Express Travel Related Services Company, Inc.	United States	New York
Accertify, Inc.	United States	United States
American Express Bank (Mexico) S.A. Institucion de Banca Multiple	Mexico	Mexico
American Express Bank Services, S.A. de C.V.	Mexico	Mexico
American Express Bank FSB	United States	Utah
American Express Receivables Financing Corporation IV LLC	United States	Delaware
American Express Business Loan Corporation	United States	Utah
American Express Centurion Bank	United States	Utah
American Express Receivables Financing Corporation III LLC	United States	Delaware
American Express Company (Mexico) S.A. de C.V.	Mexico	Mexico
American Express Insurance Services, Agente de Seguros, S.A. de C.V.	Mexico	Mexico
American Express Servicios Profesionales, S.A. de C.V.	Mexico	Mexico
American Express Credit Corporation	United States	New York
American Express Capital Australia	Australia	New South Wales
American Express Credit Mexico, LLC	United States	Delaware
Fideicomiso Empresarial Amex	Mexico	Mexico
American Express Euro Funding Limited Partnership	United Kingdom	United Kingdom
American Express Overseas Credit Corporation Limited	Jersey	Jersey
AEOCC Management Company Limited	Jersey	Jersey
American Express Overseas Credit Corporation N.V.	Netherlands Antilles	Netherlands Antilles
AE Hungary Holdings Limited Liability Company	Hungary	Hungary
American Express Canada Credit Corporation	Canada	Canada
American Express Canada Finance Limited	Canada	Canada
American Express Sterling Funding Limited Partnership	United Kingdom	United Kingdom
American Express Funding (Luxembourg) S.a.r.l	Luxembourg	Luxembourg
Credco Receivables Corp.	United States	Delaware
American Express Dutch Capital, LLC	United States	Delaware
American Express Global Financial Services Inc.	United States	Delaware
American Express GP Japan K.K.	Japan	Japan
American Express Holdings Netherlands CV	Netherlands	Cayman Islands
American Express Insurance Agency of Puerto Rico, Inc.	Puerto Rico	Puerto Rico
American Express International (NZ), Inc.	United States	Delaware
American Express Limited	United States	Delaware
American Express (Malaysia) SDN. BHD.	Malaysia	Malaysia
American Express (Thai) Company Limited	Thailand	Thailand
American Express Brasil Assessoria Empresarial Ltda.	Brazil	Brazil
American Express European Holdings B.V.	Netherlands	Netherlands
Alpha Card S.C.R.L/C.V.B.A	Belgium	Belgium
Alpha Card Merchant Services S.C.R.L/C.V.B.A	Belgium	Belgium
BCC Corporate NV/SA	Belgium	Belgium
American Express International (B) SDN BHD	Brunei Darussalam	Brunei Darussalam
American Express International Holdings, LLC	United States	Delaware
American Express Argentina S.A.	Argentina	Argentina
American Express Holdings (France) SAS	France	France
American Express France SAS	France	France
American Express Carte France SA	France	France
American Express Change SAS	France	France

State / Country of
Name	Country Name	Incorporation
American Express Paris SAS	France	France
American Express Services SA	France	France
American Express Voyages SAS	France	France
American Express Management	France	France
American Express France Finance SNC	France	France
American Express International, Inc.	United States	Delaware
AE Exposure Management Limited	Jersey	Jersey
American Express (India) Private Limited	India	New Delhi
American Express Asia Network Consulting (Beijing) Limited Company	China	China
American Express Company AS	Norway	Norway
American Express Continental, LLC	United States	Delaware
Amex Global Holdings C.V.	Jersey	Jersey
American Express Australia Limited	Australia	New South Wales
American Express Wholesale Currency Services Pty Limited	Australia	New South Wales
South Pacific Credit Card Limited	New Zealand	New Zealand
Centurion Finance Limited	New Zealand	New Zealand
American Express Euro Travel Holdings B.V.	Netherlands	Netherlands
American Express Business Travel AB	Sweden	Sweden
American Express Business Travel ApS	Denmark	Denmark
American Express Business Travel AS	Norway	Norway
American Express Corporate Travel BVBA	Belgium	Belgium
American Express Hungary Travel Related Services Ltd.	Hungary	Hungary
American Express spol. s.r.o.	Czech Republic	Czech Republic
American Express Travel Services Vostok LLC	Russian Federation	Russia
“AMERICAN EXPRESS INTERNATIONAL SERVICES” Limited Liability Company	Russian Federation	Russia
American Express Denmark A/S	Denmark	Denmark
American Express Europe Limited	United States	Delaware
American Express Group Services Limited	United Kingdom	United Kingdom
American Express Holding AB	Sweden	Sweden
Forsakringsaktiebolaget Viator	Sweden	Sweden
American Express Holdings Limited	United Kingdom	United Kingdom
American Express Insurance Services Europe Limited	United Kingdom	United Kingdom
American Express Services Europe Limited	United Kingdom	United Kingdom
Uvet American Express Corporate Travel S.p.A.	Italy	Italy
Congress Lab S.r.l.	Italy	Italy
American Express Hungary Financial Services Ltd	Hungary	Hungary
American Express International (Taiwan), Inc.	Taiwan	Taiwan, Province of China
American Express International SA	Greece	Greece
American Express Japan Co., Ltd.	Japan	Japan
American Express Locazioni Finanziarie s.r.l	Italy	Italy
American Express Payment Services Limited	United Kingdom	United Kingdom
American Express Poland S.A.	Poland	Poland
American Express Reisebüro GmbH	Austria	Austria
American Express Services India Limited	India	New Delhi
American Express Swiss Holdings GmbH	Switzerland	Switzerland
Swisscard AECS AG	Switzerland	Switzerland
American Express Travel (Singapore) Pte. Ltd.	Singapore	Singapore
American Express Travel Holdings (Hong Kong) Limited	Hong Kong	Hong Kong
CITS American Express Air Services Limited	China	China
CITS American Express Southern China Air Services Limited	China	China
CITS American Express Travel Services Limited	China	China
Farrington American Express Travel Services Limited	Hong Kong	Hong Kong

State / Country of
Name	Country Name	Incorporation
American Express Travel Holdings (M) Company SDN. BHD.	Malaysia	Malaysia
Amex Broker Assicurativo s.r.l.	Italy	Italy
Amex General Insurance Agency, Inc.	Taiwan	Taiwan, Province of China
Amex Life Insurance Marketing, Inc.	Taiwan	Taiwan, Province of China
Amex Travel Holding (Japan) Limited	Japan	Japan
American Express Nippon Travel Agency, Inc.	Japan	Japan
Interactive Transaction Solutions Limited	United Kingdom	United Kingdom
Interactive Transactions Solutions SAS	France	France
PT American Express Indonesia	Indonesia	Indonesia
Sociedad Internacional de Servicios de Panama S.A.	Panama	Panama
TransUnion Limited	Hong Kong	Hong Kong
American Express Service (Thailand) Company Limited	Thailand	Thailand
TRS Card International, Inc.	United States	Delaware
American Express de Espana, S.A. (Sociedad Unipersonal)	Spain	Spain
American Express Card Espana, S.A.U.	Spain	Spain
American Express Foreign Exchange, S.A. (Sociedad Unipersonal)	Spain	Spain
American Express Viajes, S.A. (Sociedad Unipersonal)	Spain	Spain
American Express Barcelo Viajes SL	Spain	Spain
Amex Asesores de Seguros, S.A. (Sociedad Unipersonal)	Spain	Spain
American Express Marketing & Development Corp.	United States	Delaware
American Express Prepaid Card Management Corporation	United States	Arizona
American Express Publishing Corporation	United States	New York
American Express Receivables Financing Corporation II	United States	Delaware
American Express Receivables Financing Corporation V LLC	United States	Delaware
Amex (Middle East) B.S.C. (closed)	Bahrain	Bahrain
Amex (Saudi Arabia) Limited	Saudi Arabia	Saudi Arabia
Amex Al Omania LLC	Oman	Oman
Amex Egypt LLC	Egypt	Egypt
Amex Bank of Canada	Canada	Canada
Amex Canada Inc.	Canada	Canada
Amex Card Services Company	United States	Delaware
Asesorías e Inversiones American Express Chile Limitada	Chile	Chile
Bansamex, S.A.	Spain	Spain
Business Equipment Capital Corporation	United States	Delaware
Cardmember Financial Services Limited	Jersey	Jersey
Cavendish Holdings, Inc.	United States	Delaware
FRC West Property, LLC	United States	Arizona
Serve Virtual Enterprises, Inc.	United States	Delaware
Southern Africa Travellers Cheque Company (Pty) Ltd	South Africa	South Africa
Travel Impressions, Ltd.	United States	Delaware
Travellers Cheque Associates Limited	United Kingdom	United Kingdom
AMEX Assurance Company	United States	Wisconsin
Amexco Insurance Company	United States	Vermont
National Express Company, Inc.	United States	New York
The Balcor Company Holdings, Inc.	United States	Delaware
The Balcor Company	United States	Delaware
Rexport, Inc.	United States	Delaware
Drillamex, Inc.	United States	Delaware

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